Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jean Bernhard Buttner, Chairman and President of the Value Line New York Tax Exempt Trust (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 1/31/07 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: April 2, 2007
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                                          By: /s/ Jean Bernhard Buttner
                                              ----------------------------------
                                                    Jean Bernhard Buttner
                                                    Chairman and President
                                            Value Line New York Tax Exempt Trust

                                                             Exhibit 99.906.CERT


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen R. Anastasio, Treasurer of the Value Line New York Tax Exempt Trust (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 1/31/07 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: April 2, 2007
      -------------

                                          By: /s/ Stephen R. Anastasio
                                              ----------------------------------
                                                     Stephen R. Anastasio
                                                           Treasurer
                                            Value Line New York Tax Exempt Trust